UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

(Date of earliest event reported):

May 01, 2014

Cardigant Medical Inc.

(Exact name of Registrant as specified in its charter)

Delaware, 333-176329, 26-4731758

(State or other jurisdiction

of incorporation) (Commission

File Number) (IRS Employer

Identification)

1500 Rosecrans Avenue, St 500

Manhattan Beach, CA 90266

(Address of principal executive office and zip code)

(310) 421-8654

(Registrant's telephone number, including area code)

Check the appropriate box bellow if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

Written communication pursuant to Rule 425 under the Securities Act (17

CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17

CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01 Changes in Registrant’s Certifying Accountant.

Due to the partner rotation rules and regulations of the U.S. Securities and Exchange Commission and Sarbanes-Oxley Act of 2002 (the "Partner Rotation Rules"), the Board of Directors’ of Cardigant Medical Inc. (the “Company”) is announcing the resignation of its independent registered accounting firm and announcing the appointment of its successor independent registered accounting firm. The Partner Rotation Rules limit the lead audit partner's audit services to a term of five years. The Company has accepted the resignation of Jonathon P. Reuben, An Accountancy Corporation and has approved the appointment of Farber Hass Hurley LLP to serve as the Company’s new independent registered accounting firm effective  May 01, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cardigant Medical Inc.

By: /s/ Jerett Creed

Jerett Creed

Title: President and CEO

Dated: May 01, 2014